UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2024

GUESS?, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-11893	95-3679695
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Strada Regina 44, Bioggio, Switzerland CH-6934
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: +41 91 809 5000

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered

Common Stock, par value $0.01 per share	GES	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Chief Financial Officer

On August 15, 2024, Markus Neubrand, the Chief Financial Officer of Guess?, Inc. (the “Company”), notified the Company that he is resigning as an officer of the Company effective August 26, 2024 and as an employee of the Company effective September 30, 2024.

Appointment of Interim Chief Financial Officer

In connection with Mr. Neubrand’s resignation, on August 17, 2024, the Company’s Board of Directors (the “Board”) appointed Dennis Secor as interim Chief Financial Officer of the Company, with such appointment to be effective on August 26, 2024. Mr. Secor, age 61, previously served as the Senior Vice President and Chief Financial Officer of the Company from July 2006 to December 2012, as interim Chief Accounting Officer of the Company from March 2022 to April 2023, and as interim Chief Financial Officer of the Company from March 2022 to July 2023. Since July 2023, Mr. Secor has served the Company as Executive Vice President, Finance.

Since 2021, Mr. Secor has also operated his own management consulting practice in New Zealand, providing financial and operational management services to small and medium sized businesses. Before that, he served as the Chief Financial Officer of Torrid Holdings Inc. (NYSE:CURV), a plus-size clothing retailer, from May 2018 to July 2019, as Chief Financial Officer of Incipio Group, a privately-held consumer technology accessories designer and manufacturer, from November 2017 to January 2018, and as Executive Vice President, Chief Financial Officer and Treasurer of Fossil Group, Inc. (Nasdaq:FOSL), a global accessories retailer and wholesaler, from December 2012 to November 2017. Before his initial service with the Company, Mr. Secor served as Vice President and Chief Financial Officer of Electronic Arts Canada, a subsidiary of Electronic Arts Inc. (Nasdaq:EA), a video game publisher, from August 2004 to July 2006. Mr, Secor holds a B.S. in Business Administration, Accounting from the University of San Diego. Mr. Secor will serve as the Company’s principal financial officer for Securities and Exchange Commission reporting purposes.

In connection with his appointment, on August 18, 2024 the Company entered into a new employment agreement with Mr. Secor (the “Employment Agreement”) which replaces, effective August 26, 2024, Mr. Secor’s current employment agreement with the Company. The Employment Agreement provides that Mr. Secor will serve the Company as an executive for an employment term that is scheduled to end August 25, 2025, subject to earlier termination as provided in the Employment Agreement, and that Mr. Secor will serve as the Company’s Chief Financial Officer for such portion of the employment term from August 26, 2024 through March 31, 2025 as is determined by the Board. The Employment Agreement provides for the following:

•Mr. Secor’s annual rate of base salary during the portion of the employment term through March 31, 2025 will be $750,000 and his annual rate of base salary during any portion of the employment term after that date will be $240,000.

•Mr. Secor will be entitled to a retention bonus of $350,000 subject to his employment through August 25, 2025, and he will be paid a pro-rated “target” bonus of $75,000 for the approximately five months of fiscal year 2025 he will have worked through the effective date of his appointment as Chief Financial Officer.

•Following the effective date of his appointment as Chief Financial Officer, the Company will grant Mr. Secor a restricted stock unit award that is scheduled to vest, subject to Mr. Secor’s continued employment, on August 25, 2025. The number of shares of the Company’s common stock subject to the restricted stock unit award will equal the difference obtained by subtracting (a) 6,462 shares, from (b) the number of shares determined by dividing $500,000 by the closing price for a share of the Company’s common stock on the date of grant of the award (or, if the grant date is not a trading day, as of the most recent trading day preceding the grant date), and rounding any fractional share up to the next whole share.

•Mr. Secor will also be entitled to certain employee benefits.

The Employment Agreement generally provides that if Mr. Secor’s employment with the Company ends before August 25, 2025 due to his death or disability, he will be entitled to a pro-rata portion of his retention bonus and pro-rata vesting of his restricted stock unit awards. The Employment Agreement generally provides that if Mr. Secor’s employment with the Company is terminated by the Company without “Cause” (as defined in the Employment Agreement), or by Mr. Secor for “Good

Reason” (as defined in the Employment Agreement), before August 25, 2025, Mr. Secor will be entitled to his full retention bonus, continued payment of base salary (as severance) through August 25, 2025 as though his employment had not terminated, and full vesting of his restricted stock unit awards, all subject to his execution of a release of claims in favor of the Company.

The Employment Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Employment Agreement is qualified in its entirety by reference to such exhibit.

There are no arrangements or understandings between Mr. Secor and any other person pursuant to which Mr. Secor was appointed as interim Chief Financial Officer of the Company, there are no family relationships between Mr. Secor and any director or other executive officer of the Company, and Mr. Secor has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01.    Regulation FD Disclosure.

On August 19, 2024, the Company issued a press release announcing Mr. Neubrand’s resignation and Mr. Secor’s appointment as discussed in Item 5.02 herein. A copy of the press release is attached as Exhibit 99.1 hereto and is hereby incorporated by reference in its entirety.

The information in this Item 7.01 of Form 8-K and Exhibit 99.1 attached hereto is being furnished hereby and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
10.1	Employment Agreement, dated August 18, 2024, between Guess?, Inc. and Dennis Secor

99.1	Press release issued by Guess?, Inc. dated August 19, 2024.

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Guess?, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUESS?, INC.

Dated:	August 19, 2024	By:	/s/ Carlos Alberini
Carlos Alberini Chief Executive Officer

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